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                                                                   Exhibit 10.45


                       AMENDMENT NO. 1 TO PROMISSORY NOTE

                                    RECITALS

A. Anita Gabriel ("Gabriel") and Wareforce Incorporated ("Wareforce") have previously entered into that certain Promissory Note dated May 23, 1997 in the principal amount of $72,305.77 ("Gabriel Promissory Note") pursuant to which Gabriel promised to pay to Payee the principal amount plus accrued interest on or before December 31, 2001 ("Due Date").

B. As part of his divorce settlement resulting from his divorce from Gabriel, Orie Rechtman ("Rechtman") assumed the obligations of Gabriel under the Gabriel Promissory Note.

C. Rechtman and Wareforce thereby entered into that certain Promissory Note dated May 23, 1997 in the principal amount of $72,305.77 ("Promissory Note") pursuant to which Rechtman as Maker has promised to pay to Wareforce as Payee the principal amount plus accrued interest on or before December 31, 2001 ("Due Date") and which Promissory Note replaces in its entirety to Gabriel Promissory Note.

D. Rechtman as Maker and Wareforce as Payee now wish to amend the Promissory Note under the terms and conditions stated in this Amendment.

                                    AGREEMENT

    NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    1.  Amendment to the Promissory Note.

        The second paragraph of the Promissory Note is hereby amended and restated in its entirety to read as follows:

        "For the value received, Orie Rechtman ("Maker") promises to pay to Wareforce Incorporated (the "Payee"), whose address is 2361 Rosecrans Avenue, El Segundo, CA 90245 (or at such other address as may subsequently be designated by the Payee by written notice to the undersigned) the principal sum of 72,305.77 (seventy two thousand three hundred five dollars and seventy seven cents) together with interest thereon from the Date of December 31, 1996, on the amount of the principal, at the rate of five and eight-three hundredths percent (5.83%), compounded semi-annually, on this Promissory Note. The principal and the interest shall be due at the maturity of this

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        Promissory Note, on July 31, 2002. Unless the Maker and the holder agree to other terms of payment in writing, such amounts shall be due and payable upon July 31, 2002."

    2. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

    3. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together s, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by telefacsimile shall be effective as delivery of a manually executed counter part of this Amendment or such Consent.

    4. Due Execution. The execution, delivery and performance of this Amendment are within the power of each party, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restriction binding on any party.

    5. Ratification. Each party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Promissory Note, as amended hereby.

    6. Estoppel. As mutual inducement to enter into this Amendment, each party hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no even of default under the Promissory Note.

    IN WITNESS WHEREOF, the parties have entered into this Amendment as of December 31, 2001.

                                        ORIE RECHTMAN,
                                        an individual

                                        /s/ Orie Rechtman
                                        ----------------------------------

                                        WAREFORCE INCORPORATED,
                                        a California Corporation

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                                        By: /s/ Don Hughes
                                            ------------------------------
                                        Name: Don Hughes
                                        Title: Chief Financial Officer

Consent:

Congress Financial Corporation (Western),

A California Corporation

By: /s/ Bruce Laughton
    ----------------------------
Name: Bruce Laughton
Title: SVP

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                                     ALLONGE

THAT CERTAIN PROMISSORY NOTE DATED MAY 23, 1997 AND AS AMENDED ON DECEMBER 31, 2001, IN THE ORIGINAL PRINCIPAL AMOUNT OF SEVENTY TWO THOUSAND THREE HUNDRED FIVE DOLLARS AND SEVENTY SEVEN CENTS ($72,305.77) EXECUTED BY ORIE RECHTMAN, AN INDIVIDUAL, IN FAVOR OF WAREFORCE INCORPORATED, IS HEREBY MADE PAYABLE TO THE ORDER OF CONGRESS FINANCIAL CORPORATION (WESTERN), A CALIFORNIA CORPORATION.

DATED: DECEMBER 31, 2001



                                        Wareforce Incorporated,
                                        a California Corporation

                                        /s/ Don Hughes
                                        --------------------------------
                                        Name: Don Hughes
                                        Title: Chief Financial